UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

NEW PROVIDENCE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41023	86-1433401
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10900 Research Blvd
Suite 160C, PMB 1081
Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 231-7070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	NPABU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	NPAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the special meeting in lieu of an annual meeting of stockholders (the “Extension Meeting”) of New Providence Acquisition Corp. II, a Delaware corporation (the “Company”), the Company and New Providence Acquisition II LLC (the “Sponsor”), entered into share transfer agreements (each, an “Agreement” and collectively, the “Agreements”) with several holders (the “Holders”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), pursuant to which such Holders agreed not to redeem an aggregate of 5,000,000 Class A Shares (the “Non-Redeemed Shares”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor agreed to forfeit and surrender to the Company for no consideration an aggregate of 1,500,000 Class A Shares and shares of Class B common stock, par value $0.0001 per share (the “Class B Shares”) held by the Sponsor, at the closing of the Company’s initial business combination, and the Company agreed to issue an aggregate of 1,500,000 Class A Shares to the Holders at such time.

The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Agreements filed herein as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2023, the Company held the Extension Meeting to amend the Company’s amended and restated certificate of incorporation to (i) extend the date by which the Company has to consummate a business combination from May 9, 2023 to May 9, 2024 (such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) and (ii) remove the limitation that the Company may not redeem shares of public stock to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The stockholders of the Company approved the Extension Amendment Proposal and the Redemption Limitation Amendment at the Extension Meeting and on May 5, 2023, the Company filed the Extension Amendment and the Redemption Limitation Amendment with the Secretary of State of Delaware.

The foregoing description is qualified in its entirety by reference to the Extension Amendment and the Redemption Limitation Amendment, copies of which are attached as Exhibits 3.1 and 3.2 hereto and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2023, the Company held the Extension Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, a proposal to approve and ratify the appointment of Marcum LLP as the Company’s independent accountants for the fiscal years ended December 31, 2021 and December 31, 2022 and for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”) and a proposal to allow the adjournment of the Extension Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there were insufficient shares of common stock of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Auditor Ratification Proposal or (b) where the board of directors of the Company has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 19, 2023. As there were sufficient votes to approve each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Auditor Ratification Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 27,057,100 shares of common stock of the Company held of record as of April 11, 2023, the record date for the Extension Meeting, were present in person or by proxy at the meeting, representing approximately 86.6% of the voting power of the Company’s common stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the proposals were as follows:

The Extension Amendment Proposal

For	Against	Abstain
24,623,430	2,433,670	0

The Redemption Limitation Amendment Proposal

For	Against	Abstain
24,623,430	2,433,670	0

The Auditor Ratification Proposal

For	Against	Abstain
27,047,624	9,476	0

Item 8.01. Other Events.

Conversion of Class B Shares

On May 5, 2023, the Sponsor converted 3,000,000 Class B Shares into Class A Shares. Notwithstanding the conversions, the Sponsor will not be entitled to receive any monies held in the Company’s trust account as a result of its ownership of any Class A Shares issued upon conversion of the Class B Shares. Following such conversion and taking into account the redemptions described below, the Company will have an aggregate of 8,267,875 Class A Shares issued and outstanding and 3,250,000 Class B Shares issued and outstanding.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the holders of 19,732,125 Class A Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $205,478,750.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation (Extension Amendment).
3.2	Amendment to Amended and Restated Certificate of Incorporation (Redemption Limitation Amendment).
10.1	Form of Share Transfer Agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2023

NEW PROVIDENCE ACQUISITION CORP. II

By:	/s/ James Bradley
Name:	James Bradley
Title:	Chief Financial Officer

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